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                                                                    Exhibit 99.4

                        NOTICE OF GUARANTEED DELIVERY FOR
                              @ ENTERTAINMENT, INC.


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of @Entertainment, Inc., ("@Entertainment") made pursuant to the Prospectus, dated ______ __, 1998 (the "Prospectus"), if certificates for
14 1/2% Senior Discount Notes due 2008 of @Entertainment are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach @Entertainment prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, mail or hand delivery to __________________ (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

                  Delivery to: Bankers Trust Company, the Exchange Agent

By Facsimile:         By Mail, By Hand and               Confirm by Telephone:
                      Overnight Courier:


     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to @Entertainment the aggregate principal amount of 14 1/2% Senior Discount Notes due 2008 set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.



Aggregate Principal
Amount of 14 1/2% Senior Discount Notes due 2008
Tendered:

$
 ------------------------------------------------

Certificate Nos. (if available):

 ------------------------------------------------

Aggregate Number of Shares Represented by Old
Certificates(s):


$
 ------------------------------------------------

If 14 1/2% Senior Discount Notes due 2008 will be delivered by book-entry transfer to The Depository
Trust Company, provide account number.

Account Number
                 --------------------------------

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     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                PLEASE SIGN HERE


X                                              , 1998
 ----------------------------------- ----------

X                                               ,1998
 ----------------------------------- ----------
      Signature(s) of Owners(s) or         Date
      Authorized Signatory

      Area Code and Telephone
      Number:
             ----------------------

     Must be signed by the holder(s) of 14 1/2% Senior Discount Notes due 2008 as their name(s) appear(s) on certificates for 14 1/2% Senior Discount Notes due 2008 or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                      Please print name(s) and address(es)
Name(s):
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
Capacity:
         ----------------------------------------------------------------------
Address(es):
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
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                                    GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the shares of 14 1/2% Senior Discount Notes due 2008 tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such 14 1/2% Senior Discount Notes due 2008 into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


--------------------------------------   --------------------------------------
            Name of Firm                            Authorized Signature

--------------------------------------   --------------------------------------
               Address                                      Title

                                         Name:
--------------------------------------   --------------------------------------
                             Zip Code           (Please Type or Print)

Area Code and Tel. No.                   Dated:
                       ---------------          -------------------------------




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NOTE: DO NOT SEND CERTIFICATES FOR 14 1/2% SENIOR DISCOUNT NOTES DUE 2008 WITH
      THIS FORM. CERTIFICATES FOR 14 1/2% SENIOR DISCOUNT NOTES DUE 2003 SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.